Note 12. Stock Warrants	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Notes
Schedule of Stock Warrants, Activity

Note 12.          Stock Warrants

The Company records compensation expense for stock warrants based on the estimated fair value of the warrants on the date of grant using the Black-Scholes valuation model.  The Company uses historical data among other factors to estimate the expected price volatility, the expected warrant term and the expected forfeiture rate.  The risk-free rate is based on the U.S. Treasury yield curve in effect at the date of grant for the expected term of the warrant.

The following assumptions were used to estimate the fair value of stock warrants issued:

	Six Months Ended June 30,
	2016	2015
Expected dividend yield	0.0%	0.0%
Weighted average volatility	282.3%	288.1%
Risk free interest rate	1.3 – 1.4%	1.9%
Expected term (in years)	7	7

In April 2016, the Company issued 50,000 warrants in connection with a share purchase agreement for the sale of 100,000 shares of the Company’s stock.  More details can be found in Note 10, Common Stock.

In June 2016, the Company issued a total of 476,000 warrants to two parties in connection with the debt financing with JMJ Financial.  More details can be found in Note 3, Notes Payable.

Approximately 3,210,000 warrants are eligible for exercise at a weighted average exercise price of $1.04 per warrant, as of June 30, 2016.

	2015		2014
	Warrants (Underlying Shares)	Weighted Average Exercise Price	Warrants (Underlying Shares)	Weighted Average Exercise Price
Outstanding, beginning of year	2,624,142	$1.04	1,849,585	$1.04
Granted	78,000	$1.50	1,049,566	$0.96
Exercised	22,400	$1.00	250,009	$0.65
Forfeited/expired during the year	0	$0	25,000	$1.00
Outstanding, end of year	2,679,742	$1.06	2,624,142	$1.04

Eligible for exercise at end of year	2,679,742	$1.06	2,624,142	$1.04

Weighted average fair value per warrant for warrants granted during the year	$1.50		$0.96

Share Reserves for Outstanding Warrants	2,679,742		2,624,142